SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 22, 2003
             ------------------------------------------------------






                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                     0-20957            52-1382541
       ----------                     -------            ----------
(State or other jurisdiction       (SEC File No.)       (IRS Employer
     of incorporation)                                  Identification
                                                            Number)


226 Landis Avenue, Vineland, New Jersey                      08360
---------------------------------------                      -----
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------




                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
-------  ------------

         Copies of press releases issued December 22, 2003 by the Registrant announcing the completion of the acquisition of eight branches from New York Community Bank, the issuance of $40 million aggregate principal amount of capital securities and the issuance of 1,495,000 shares of common stock are attached hereto as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference in their entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

         (c)Exhibits:

                  Exhibit 99.1 - Press Release dated December 22, 2003
                  ------------

                  Exhibit 99.2 - Press Release dated December 22, 2003
                  ------------

                  Exhibit 99.3 - Press Release dated December 22, 2003
                  ------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             SUN BANCORP, INC.


Date: December 22, 2003                     By:  /s/Dan A. Chila
                                                 -------------------------------
                                                    Dan A. Chila
                                                    Executive Vice President and
                                                    Chief Financial Officer